                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                           HEMISPHERX BIOPHARMA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           HEMISPHERX BIOPHARMA, INC.
                               1617 JFK BOULEVARD
                        PHILADELPHIA, PENNSYLVANIA 19103


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 24, 2001


To the Stockholders of Hemispherx Biopharma, Inc.:

     You are cordially invited to attend the Annual Meeting of Stockholders of Hemispherx Biopharma, Inc. ("Hemispherx" or the "Company"), a Delaware corporation, to be held at the offices of Schnader Harrison Segal & Lewis LLP, Suite 3600, 1600 Market Street, Philadelphia, Pennsylvania 19103, on Friday, August 24, 2001, at 10:00 a.m. local time, for the following purposes:

          1. To elect four members to the Board of Directors of Hemispherx to serve until their respective successors are elected and qualified;

          2. To ratify the selection by Hemispherx of BDO Seidman, LLP, independent public accountants, to audit the financial statements of Hemispherx for the year ending December 31, 2001; and

          3. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on July 6, 2001 are entitled to notice of and to vote at the meeting.

     A proxy statement and proxy are enclosed. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the self addressed stamped envelope provided. If you attend the meeting in person, you may withdraw your proxy and vote your shares. We have also enclosed our annual report on Form 10-K, as amended, for the fiscal year ended December 31, 2000.


                                            By Order of the Board
                                            of Directors

                                            /s/ Ransom W. Etheridge, Secretary
                                            ----------------------------------

Philadelphia, Pennsylvania
July 17, 2001

                                 PROXY STATEMENT

                           HEMISPHERX BIOPHARMA, INC.
                               1617 JFK BOULEVARD
                        PHILADELPHIA, PENNSYLVANIA 19103

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies for use at the annual meeting of stockholders of Hemispherx to be held on Friday, August 24, 2001, and at any adjournments. The accompanying proxy is solicited by the Board of Directors of Hemispherx and is revocable by the stockholder by notifying Hemispherx's corporate secretary at any time before it is voted, or by voting in person at the annual meeting. This proxy statement and accompanying proxy will be distributed to stockholders beginning on or about July 17, 2001. The principal executive offices of Hemispherx are located at 1617 JFK Boulevard, Philadelphia, Pennsylvania 19103, telephone (215) 988-0080.

                      OUTSTANDING SHARES AND VOTING RIGHTS

RECORD DATE; OUTSTANDING SHARES

     Only stockholders of record at the close of business on July 6, 2001, are entitled to receive notice of, and vote at the annual meeting. As of July 6, 2001, the number and class of stock outstanding and entitled to vote at the meeting was 30,922,166 shares of common stock, par value $.001 per share. Each share of common stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.

     The nominees receiving the highest number of votes cast by the holders of common stock will be elected as Hemispherx's directors and constitute the entire Board of Directors of Hemispherx. The affirmative vote of at least a majority of the shares represented and voting at the annual meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 2. A quorum is representation in person or by proxy at the annual meeting of at least a majority of the outstanding shares of common stock of Hemispherx on the record date.

REVOCABILITY OF PROXIES

     If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy. Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. It may be revoked by filing, with the Secretary of Hemispherx at its principal offices, 1617 JFK Boulevard, Philadelphia, PA 19103, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Every stockholder of record is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. There are no cumulative voting rights. By submitting your proxy, you authorize William A. Carter and Ransom W. Etheridge and each of them to represent you and vote your shares at the meeting in accordance with your instructions. Messrs. Carter and Etheridge and each of them may also vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournment or postponement of the meeting.

     Hemispherx has borne the cost of preparing, assembling and mailing this proxy solicitation material. The total cost estimated to be spent and the total expenditures to date for, in furtherance of, or in connection with the solicitation of stockholders is approximately $30,000. Hemispherx may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to beneficial owners. This particular solicitation is being made by mail, but proxies may also be solicited by certain of Hemispherx's directors, officers and employees, without additional compensation, personally, by telephone or by facsimile.

     We have hired the firm of MacKenzie Partners, Inc. to assist in the solicitation of proxies on behalf of the Board of Directors. MacKenzie has agreed to perform this service for a fee of not more than $5,000 plus out-of-pocket expenses.

ADJOURNED MEETING

     If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjournment meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

TABULATION OF VOTES

     The votes will be tabulated and certified by Hemispherx's transfer agent.

VOTING BY STREET NAME HOLDERS

     If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items in accordance with rules of the American Stock Exchange (in which case, the shares will be treated as "broker non-votes").

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the annual meeting is a majority of the shares of common stock outstanding on the record date in person or by proxy. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares represented and voting the votes cast at the annual meeting with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, Hemispherx believes that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, Hemispherx intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal (other than the election of directors).

     Under current Delaware case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Hemispherx intends to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

DEADLINES FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders to be considered for inclusion in the Proxy Statement and proxy card for the 2002 Annual Meeting of Stockholders must be received by the Company's Secretary, at Hemispherx Biopharma, Inc., 1617 JFK Boulevard, Philadelphia, PA 19103 no later than March 19, 2002.

     Pursuant to the Company's Restated and Amended Bylaws all stockholder proposals may be brought before an annual meeting of stockholders only upon timely notice thereof in writing having been given to the Secretary of the Company. To be timely, a stockholder's notice, for all stockholder proposals other than the nomination of candidates for director, shall be delivered to the Secretary at the principal executive offices of the Company not less than sixty
(60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty
(30) days before or after such anniversary date, the stockholder's notice in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. To be timely, a stockholder's notice, with respect to a stockholder proposal for nomination of candidates for director, shall be delivered to the Secretary at the principal executive offices of the Company not less than ninety (90) nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, the stockholder's notice in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. Provided, however, in the event that the stockholder proposal relates to the nomination of candidates for director and the number of directors to be elected to the Board of Directors of the Company at an annual meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company. All stockholder proposals must contain all of the information required under the Company's Bylaws, a copy of which is available upon written request, at no charge, from the Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                            PROPOSALS TO SHAREHOLDERS

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     Each nominee to the Board of Directors will serve until the next annual meeting of stockholders, or until his earlier resignation, removal from office, death or incapacity.

     Unless otherwise specified, the enclosed proxy will be voted in favor of the election of William A. Carter, Richard C. Piani, Ransom W. Etheridge and William M. Mitchell. Information is furnished below with respect to all nominees.

     Set forth below is the biographical information of the nominees and directors of Hemispherx:

WILLIAM A. CARTER, M.D., 63, the co-inventor of Ampligen, joined Hemispherx in 1978, and has served as: (a) Hemispherx's Chief Scientific Officer since May 1989; (b) the Chairman of Hemispherx's Board of Directors since January 1992;
(c) Hemispherx's Chief Executive Officer since July 1993; (d) Hemispherx's President since April, 1995; and (e) a director since 1987. From 1987 to 1988, Dr. Carter served as Hemispherx's Chairman. Dr. Carter was a leading innovator in the development of human interferon for a variety of treatment indications including various viral diseases and cancer. Dr. Carter received the first FDA approval to initiate clinical trials on a beta interferon product manufactured in the U.S. under his supervision. From 1985 to October 1988, Dr. Carter served as Hemispherx's Chief Executive Officer and Chief Scientist. He received his M.D. degree from Duke University and underwent his post-doctoral training at the National Institutes of Health and Johns Hopkins University. Dr. Carter also served as Professor of Neoplastic Diseases at Hahnemann Medical University, a position he held from 1980 to 1998. Dr. Carter served as Director of Clinical Research for Hahnemann Medical University's Institute for Cancer and Blood Diseases, and as a professor at Johns Hopkins School of Medicine and the State University of New York at Buffalo. Dr. Carter is a Board certified physician and author of more than 200 scientific articles, including the editing of various textbooks on anti-viral and immune therapy.

RICHARD C. PIANI, 73, has been a director of Hemispherx since May 1995. Mr. Piani has been employed as a principal delegate for Industry to the City of Science and Industry, Paris, France, a billion dollar scientific and educational complex since 1985. Mr. Piani provided consulting to Hemispherx in 1993, with respect to general business strategies for Hemispherx's European operations and markets. Mr. Piani served as Chairman of Industrielle du Batiment-Morin, a building materials corporation, from 1986 to 1993. Previously Mr. Piani was a Professor of International Strategy at Paris Dauphine University from 1984 to 1993. From 1979 to 1985, Mr. Piani served as Group Director in Charge of International and Commercial Affairs for Rhone-Poulenc and from 1973 to 1979 he was Chairman and Chief Executive Officer of Societe "La Cellophane", the French company which invented cellophane and several other worldwide products. Mr. Piani has a Law degree from Faculte de Droit, Paris Sorbonne and a Business Administration degree from Ecole des Hautes Etudes Commerciales, Paris.

RANSOM W. ETHERIDGE, 62, has been a director of Hemispherx since October
1997, and presently serves as our Secretary. Mr. Etheridge first became associated with Hemispherx in 1980 when he provided consulting services to Hemispherx and participated in negotiations with respect to Hemispherx's initial private placement through Oppenheimer & Co., Inc. Mr. Etheridge has been practicing law since 1967, specializing in transactional law. Mr. Etheridge is a member of the Virginia State Bar, a Judicial Remedies Award Scholar, and has served as President of the Tidewater Arthritis Foundation. He is a graduate of Duke University, the Wharton School of Business Real Estate Investment Analysis Seminar, and the University of Richmond School of Law.

WILLIAM M. MITCHELL, M.D., 65, has been a director of Hemispherx since July 1998. Dr. Mitchell is a Professor of Pathology at Vanderbilt University School of Medicine. Dr. Mitchell earned a M.D. from Vanderbilt and a Ph.D. from Johns Hopkins University, where he served as an Intern in Internal Medicine, followed by a Fellowship at its School of Medicine. Dr. Mitchell has published over 200 papers, reviews and abstracts dealing with viruses and anti-viral drugs. Dr. Mitchell has worked for and with many professional societies, including the International Society for Interferon Research, and committees, among them the National Institutes of Health, AIDS and Related Research Review Group. Dr. Mitchell previously served as a director of Hemispherx from 1987 to 1989.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF HEMISPHERX AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" ALL FOUR OF THE ABOVE-NAMED NOMINEE DIRECTORS OF HEMISPHERX.


                      INFORMATION CONCERNING BOARD MEETINGS

     Hemispherx's Board of Directors met four times, the Executive Committee met four times, the Compensation Committee met once, the Audit Committee met four times, and the Strategic Planning Committee met once during the fiscal year ended December 31, 2000. The incumbent directors attended at least 75% of the board meetings and meetings of committees on which they served.


                 INFORMATION CONCERNING COMMITTEES OF THE BOARD

     The Board of Directors maintains the following committees:

EXECUTIVE COMMITTEE

     The Executive Committee is composed of William A. Carter, Chairman, Chief Executive Officer and President, and Ransom W. Etheridge, Secretary and director. The Executive Committee makes recommendations to management regarding general business matters of Hemispherx.

COMPENSATION COMMITTEE

     The Compensation Committee is composed of Ransom W. Etheridge, Secretary and director, and Richard C. Piani, director. The Compensation Committee makes recommendations concerning salaries and compensation for employees of and consultants to Hemispherx.

AUDIT COMMITTEE

     The Audit Committee is composed of Ransom W. Etheridge, William Mitchell and Richard Piani, all of which the Company believes are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. The principal functions of the Audit Committee are to serve as an independent and objective party to assist the Board of Directors in monitoring the integrity of the financial statements of the Company, the compliance by the Company with legal and regulatory requirements, and the independence and performance of the Company's auditors.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter prepared and adopted by the Board of Directors (a copy of which is attached hereto as Exhibit A). The Committee recommends to the Board of Directors, subject to shareholders' ratification, the selection of the Company's independent accountants.

     Management is responsible for the Company's internal controls and financial reporting process. The Company's independent accountants, BDO Seidman, LLP ("BDO"), are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards, and for expressing an opinion on the conformity of the financial statements to generally accepted accounting principles. The Committee's responsibility, as the representative of the Board of Directors, is to monitor and oversee these processes.

     In this context, the Committee met and held discussions with management and BDO. Management represented to the Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited financial statements with management and BDO. In addition, the Committee has discussed with BDO the matters required to be discussed by Statement on Auditing Standards No. 61 COMMUNICATION WITH AUDIT COMMITTEES. The Audit Committee also has received the written disclosures and letter from BDO required by Independence Standards Board Standard No. 1 INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and has discussed with BDO its independence from the Company.

     Based on reviews, discussions and other matters referred to in the preceding paragraph, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

     This report is submitted by the Audit Committee of the Company's Board of Directors.

                               Ransom W. Etheridge
                               William M. Mitchell
                                Richard C. Piani

STRATEGIC PLANNING COMMITTEE

     The Strategic Planning Committee is composed of William A. Carter and Richard C. Piani. The Strategic Planning Committee makes recommendations to the Board of Directors of priorities in the application of Hemispherx's financial assets and human resources in the fields of research, marketing and manufacturing. The Strategic Planning Committee has engaged a number of leading consultants in healthcare, drug development and pharmaeconomics to assist in the analysis of various products being developed and/or potential acquisitions being considered by Hemispherx.


                    INFORMATION CONCERNING EXECUTIVE OFFICERS

         The following sets forth biographical information about Hemispherx's executive officers:

        NAME                    AGE                   POSITION

 William A. Carter, M.D.        63       Chairman, Chief Executive Officer
                                           and President
 Robert E. Peterson             64       Chief Financial Officer
 David R. Strayer, M.D.         55       Medical Director, Regulatory Affairs
 Carol A. Smith, Ph.D.          49       Director of Manufacturing and
                                           Process Development
 Josephine M. Dolhancryk        38       Treasurer, Assistant Secretary
 Harris Freedman                66       Vice President for Strategic Alliances

For biographical information about William A. Carter, M.D., please see the discussion under the heading "Proposal No. 1 Election of Directors" above.

ROBERT E. PETERSON has served as Chief Financial Officer of the Company since April, 1993 and served as an Independent Financial Advisor to the Company from 1989 to April, 1993. Also, Mr. Peterson has served as Vice President of the Omni Group, Inc., a business consulting group based in Tulsa, Oklahoma since 1985. From 1971 to 1984, Mr. Peterson worked for PepsiCo, Inc. and served in various financial management positions including Vice President and Chief Financial Officer of PepsiCo Foods International and PepsiCo Transportation, Inc. Mr. Peterson is a graduate of Eastern New Mexico University.

DAVID R. STRAYER, M.D. who serves as Professor of Medicine at the Medical College of Pennsylvania and Hahnemann University, has acted as the Medical Director of the Company since 1986. He is Board Certified in Medical Oncology and Internal Medicine with research interests in the fields of cancer and immune system disorders. Dr. Strayer has served as principal investigator in studies funded by the Leukemia Society of America, the American Cancer

Society, and the National Institutes of Health. Dr. Strayer attended the School of Medicine at the University of California at Los Angeles where he received his M.D. in 1972.

CAROL A. SMITH, Ph.D has served as the Company's Director of Manufacturing and Process Development since April 1995, as Director of Operations since 1993 and as the Manager of Quality Control from 1991 to 1993, with responsibility for the manufacture, control and chemistry of Ampligen(R). Dr. Smith was Scientist/Quality Assurance Officer for Virotech International, Inc. from 1989 to 1991 and Director of the Reverse Transcriptase and Interferon Laboratories and a Clinical Monitor for Life Sciences, Inc. from 1983 to 1989. She received her Ph.D. from the University of South Florida College of Medicine in 1980 and was an NIH post-doctoral fellow at the Pennsylvania State University College of Medicine.

JOSEPHINE M. DOLHANCRYK joined the Company in 1990 as Office Manager, was promoted to Executive Assistant to the Chairman of the Board and Chief Executive Officer in 1991 and Assistant Secretary, Treasurer and Executive Administrator in 1995. From 1989 to 1990 Ms. Dolhancryk was President of Medical/Business Enterprises. Ms. Dolhancryk was employed by Children's Hospital of Philadelphia from 1984 to 1989, where she also served as research coordinator on a drug study from 1986 to 1988. Ms. Dolhancryk attended Saint Joseph's University and Delaware County College.

HARRIS FREEDMAN has served as Vice President for Strategic Alliances since August 1994 and has been a private venture capitalist and business consultant for more than the past five years. He is the Secretary of Bridge Ventures, Inc. and SMACS Holding Corp., both of which are private venture capital companies, positions he has held for more than five years. His business experience has encompassed developing significant business contacts and acting as an officer or director of several companies in the pharmaceutical, health care and entertainment fields. Mr. Freedman was Vice President of U. S. Alcohol Testing of America, Inc. from August 1990 to February 1991. Additionally, he was Vice President of East Coast Marketing for Music Source U.S.A., Inc. from October 1992 to January 1994. Mr. Freedman attended New York University from 1951 to 1954.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We have employment agreements with certain of our executive officers and have granted such officers and directors of the Company options and warrants to purchase common stock of the Company, as discussed under the headings "Compensation of Executive Officers and Directors" and "Security Ownership of Certain Beneficial Owners and Management" below.

     Ransom W. Etheridge, a director of the Company is an attorney in private practice who has rendered corporate legal services to us from time to time, for which he has received fees. Richard Piani, a Director of the Company, lives in Paris, France and assists the Company's European subsidiary in their dealings with medical institutions and the European Medical Evaluation Authority. William Mitchell, M.D., a Director of the Company, works with David Strayer, M.D. (our Medical Director) in establishing clinical trial protocols as well as performs other scientific work for the Company from time to time. For these services, these Directors were paid an aggregate of $125,690.00 in the year 2000. No individual Director was paid in excess of $60,000.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires Hemispherx's officers and directors, and persons who own more than ten percent of a registered class of Hemispherx's equity securities, to file reports with the Securities and Exchange Commission reflecting their initial position of ownership on Form 3 and changes in ownership on Form 4 or Form 5.

         Based solely on a review of the copies of such forms received by Hemispherx, Hemispherx believes that, during the fiscal year ended December 31, 2000, its officers, directors and ten percent stockholders complied with all applicable Section 16(a) filing requirements on a timely basis.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The summary compensation table below sets forth the aggregate compensation paid or accrued by Hemispherx for the fiscal years ended December 31, 2000, 1999 and 1998 to (i) the Chief Executive Officer and (ii) Hemispherx's four most highly paid executive officers other than the CEO who were serving as executive officers at the end of the last completed fiscal year and whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executives").


                           SUMMARY COMPENSATION TABLE

                                                                          RESTRICTED
    NAME AND                                              OTHER ANNUAL      STOCK          OPTION             ALL OTHER
PRINCIPAL POSITION             YEAR        SALARY         COMPENSATION      AWARDS         AWARDS            COMPENSATION
------------------             ----        ------         ------------      ------         ------            ------------
                                             ($)             ($)(1)                                              (2)
William A. Carter              2000        539,620 (3)            -               -                -            $22,917
Chairman of the                1999        531,810 (3)            -               -             100,000 (5)      17,672
   Board and CEO               1998        438,780 (4)            -               -             830,000 (6)      19,183

Robert E. Peterson (7)         2000        145,944                -               -                -              -
Chief Financial                1999        138,930                -               -                -              -
   Officer                     1998        132,000                -               -             100,000 (8)       -

David R. Strayer, M.D.         2000        172,317                -               -                -              -
Medical Director               1999        166,231                -               -                -              -
                               1998        193,544 (10)           -               -              50,000 (9)       -

Harris Freedman (14)           2000        108,000                -               -                -              -
Vice President                 1999        132,000                -               -              25,000 (11)      -
                               1998        132,000                -               -              80,000 (12)      -

Carol A. Smith, Ph.D.          2000        124,800                -               -                -              -
Director of                    1999        120,000                -               -               5,000 (13)      -
   Manufacturing               1998         80,231                -               -                -              -

----------------------

(1) Hemispherx makes available certain non-monetary benefits to its officers with a view to attracting and retaining qualified personnel and facilitating job performance. Hemispherx considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits, which cannot be precisely ascertained but which is less than 10% of the cash compensation of each of the above-named executive officers, is not included in the table.

(2) Consists of insurance premiums paid by Hemispherx with respect to term life and disability insurance for the benefit of the named executive officer.

(3)  Includes a bonus of $90,397 paid in 1999 and 2000.

(4) Includes funds previously paid to Dr. Carter by Hahnemann Medical University where he served as a professor until 1998. This compensation was continued by the Company and totaled $79,826 in each of 1998, 1999 and 2000.

(5) Represents warrants to purchase common stock exercisable at $6.25 per share.

(6) Represents warrants to purchase common stock and includes: (i) 360,000 warrants exercisable at $4.00 per share; (ii) 170,000 warrants exercisable at $5.00 per share; and (iii) 300,000 warrants exercisable at $6.00 per share.

(7)  Mr. Peterson is paid on a fee basis.

(8) Represents warrants to purchase 100,000 shares of common stock at $5.00 per share.

(9) Represents warrants to purchase 50,000 shares of common stock at $4.00 per share.

(10) Includes $98,926 previously paid by Hahnemann Medical University. This compensation was continued by the Company in 1998, 1999 and 2000.

(11) Represents warrants to purchase 25,000 shares of common stock at $10.00 per share.

(12) Represents warrants to purchase 80,000 shares of common stock at $4.00 per share.

(13) Represents warrants to purchase 5,000 shares of common stock at $4.00 per share.

(14) Mr. Freedman is paid on a fee basis.

     The following table sets forth certain information regarding the stock options and warrants held as of December 31, 2000 by the individuals named in the above Summary Compensation Table.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE


                       Shares                        Securities Underlying               Value of Unexercised
                     Acquired on      Value           Unexercised Options                In-the-Money-Options
Name                  Exercise      Realized         at Fiscal Year End (#)           at Fiscal Year End ($) (1)
-------------------------------------------------------------------------------------------------------------------
                         (#)           ($)        Exercisable    Unexercisable      Exercisable      Unexercisable
-------------------------------------------------------------------------------------------------------------------
William Carter            -             -         2,618,728 (2)    300,000 (3)        3,565,405           0
Robert Peterson           -             -           177,574 (4)         0                60,355           0
Harris Freedman           -             -           895,160 (5)         0             1,631,450           0
David Strayer             -             -            70,000 (6)         0                62,500           0
Carol Smith               -             -            11,791 (7)         0                11,811           0

-------------------

(1) Computation based on $4.75, the December 29, 2000 closing bid price for the common stock on the American Stock Exchange.

(2) Represents (i) 1,400,000 currently exercisable warrants issued under Rule 701 of the Securities Act to purchase common stock at $3.50 per share; (ii) 73,728 stock options to purchase common stock at $2.71 per share; (iii) warrants to purchase 465,000 shares of common stock at $1.75 per share; and
     (iv) warrants to purchase 680,000 shares of common stock at a weighted average of $4.82 per share.

(3) Represents warrants to purchase 300,000 shares of common stock at $6.00 per share.

(4) Represents (i) 27,574 stock options exercisable at an average price of $3.92 per share; (ii) 50,000 warrants to purchase common stock at $3.50 per share; and (iii) 100,000 warrants to purchase common stock at $5.00 per share.

(5) Represents (i) 400,000 warrants issued under Rule 701 of the Securities Act exercisable at $3.50 per share; (ii) 95,160 warrants to purchase common stock at $3.50 per share; (iii) 325,000 warrants to purchase common stock at $1.75 per share; (iv) 50,000 warrants to purchase common stock at $4.00 per share, (v) 25,000 warrants to purchase common stock at $10.00 per share.

(6) Represents (i) 15,000 stock options exercisable at $3.50 per share; (ii) 50,000 warrants to purchase common stock at $4.00 per share and (iii) stock options to purchase 5,000 shares of common stock at $3.50 per share.

(7) Consists of 5,000 warrants to purchase common stock at $4.00 per share, and 6,791 stock options exercisable at $3.50 per share.

EMPLOYMENT AGREEMENTS

     Hemispherx entered into an amended and restated employment agreement with its President and Chief Executive Officer, Dr. William A. Carter, dated as of December 3, 1998, which provided for his employment until May 8, 2004 at an initial base annual salary of $361,586, subject to annual cost of living increases. In addition, Dr. Carter could receive an annual performance bonus of up to 25% of his base salary, at the sole discretion of the Board of Directors. Dr. Carter will not participate in any discussions concerning the determination of his annual bonus. Dr. Carter is also entitled to an incentive bonus of 0.5% of the gross proceeds received by Hemispherx from any joint venture or corporate partnering arrangement, up to an aggregate maximum incentive bonus of $250,000 for all such transactions. Dr. Carter's agreement also provides that he be paid a base salary and benefits through May 8, 2004 if he is terminated without "cause", as that term is defined in the agreement. Pursuant to his original agreement, as amended on August 8, 1991, Dr. Carter was granted options to purchase 73,728 shares of Hemispherx's common stock at an exercise price of $2.71 per share. The agreement is automatically renewed for successive one year periods unless written notice of refusal to renew is given by one party to the other at least 90 days prior to the expiration of the renewal period.

     Hemispherx entered into an amended and restated engagement agreement with Robert E. Peterson dated April 1, 2001 which provides for Mr. Peterson's employment as Hemispherx's Chief Financial Officer until December 31, 2002 at an annual base salary of $146,880.00 per year, subject to annual cost of living increases. In addition, Mr. Peterson shall receive bonus compensation upon Federal Drug Administration approval of Ampligen based on the number of years of his employment by Hemispherx up to the date of such approval. Mr. Peterson also received 30,000 warrants to purchase shares of common stock with an exercise price of $5.00 per share.

     Hemispherx entered into an amended and restated employment agreement with Harris Freedman providing for Mr. Freedman's employment as Vice President for Strategic Alliances on August 1, 2000. The agreement provides for Mr. Freedman to be employed for a one year term for a fee of $10,000 each month that Mr. Freedman's services are used and provides for termination of the agreement upon certain circumstances including termination by Hemispherx or Mr. Freedman on 14 days' written notice.

COMPENSATION OF DIRECTORS

     An extensive and in depth study of board compensation for companies in the U.S. was conducted and upon review it was determined that the Company's compensation for the members of it's Board of Directors was significantly below average. The existing compensation package had been in place since 1990. In order to bring the compensation for board members within the average range of compensation based upon the study, the Company increased board compensation consisting of an annual retainer to $35,000.00 plus $1,000.00 per meeting attended. Committee chairmen each receive an additional retainer of $5,000.00 per year and committee members each receive an additional retainer of $3,000.00 per year. All non-employee directors received some compensation in 2000 for special project work performed on behalf of Hemispherx. See "Certain Relationships and Related Transactions" above. All directors have been granted options to purchase common stock under Hemispherx's 1990 Stock Option Plan and/or warrants to purchase common stock. Hemispherx believes such compensation and payments are necessary in order for Hemispherx to attract and retain qualified outside directors.

1993 STOCK OPTION PLAN

     Hemispherx's 1993 Stock Option Plan (1993 Plan), provides for the grant of options for the purchase of up to an aggregate of 138,240 shares of common stock to Hemispherx's employees, directors, consultants and others whose efforts are important to the success of Hemispherx. The 1993 Plan is administered by the Compensation Committee of the Board of Directors, which has complete discretion to select the eligible individuals to receive and to establish the terms of option grants. The 1993 Plan provides for the issuance of either non-qualified options or incentive stock options, provided that incentive stock options must be granted with an exercise price of not less than fair market value at the time of grant and that non-qualified stock options may not be granted with an exercise price of less than 85% of the fair market value at the time of grant. The number of shares of common stock available for grant under the 1993 Plan is subject to adjustment for changes in capitalization. To date, no options have been granted under the 1993 Plan.

1992 STOCK OPTION PLAN

     Hemispherx's 1992 Stock Option Plan (1992 Plan), provides for the grant of options for the purchase of up to an aggregate of 92,160 shares of common stock to Hemispherx's employees, directors, consultants and others whose efforts are important to the success of Hemispherx. The 1992 Plan is administered by the Compensation Committee of the Board of Directors, which has complete discretion to select the eligible individuals to receive and to establish the terms of option grants. The 1992 Plan provides for the issuance of either non-qualified options or incentive stock options, provided that incentive stock options must be granted with an exercise price of not less than fair market value at the time of grant and that non-qualified stock options may not be granted with an exercise price of less than 50% of the fair market value at the time of grant. The number of shares of common stock available for grant under the 1992 Plan is subject to adjustment for changes in capitalization. To date, no options have been granted under the 1992 Plan.

1990 STOCK OPTION PLAN

     Hemispherx's 1990 Stock Option Plan, as amended (1990 Plan), provides for the grant of options to employees, directors, officers, consultants and advisors of Hemispherx for the purchase of up to an aggregate of 460,798 shares of common stock. The 1990 Plan is administered by the Compensation Committee of the Board of Directors, which has complete discretion to select eligible individuals to receive and to establish the terms of option grants. The number of shares of common stock available for grant under the 1990 Plan is subject to adjustment for changes in capitalization. As of December 31, 2000, options to acquire an aggregate of 242,231 shares of the common stock were available for grants under the 1990 Plan.

401(k) PLAN

     In December 1995, Hemispherx established a defined contribution plan, effective January 1, 1995, entitled the Hemispherx Biopharma Employees 401(k) Plan and Trust Agreement. All full time employees of Hemispherx are eligible to participate in the 401(k) plan following one year of employment. Subject to certain limitations imposed by federal tax laws, participants are eligible to contribute up to 15% of their salary (including bonuses and/or commissions) per annum. Participants' contributions to the 401(k) plan may be matched by Hemispherx at a rate determined annually by the Board of Directors. Each participant immediately vests in his or her deferred salary contributions, while Hemispherx contributions will vest over one year. In 2000 Hemispherx provided matching contributions to each employee for up to 6% of annual pay for a total of $47,590 for all employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 2000, the members of Hemispherx's Compensation Committee were Ransom W. Etheridge and Richard C. Piani. Mr. Etheridge is an attorney in private practice and has rendered legal services to Hemispherx for which he received a fee. Mr. Piani received fees for certain consulting work performed in Europe on behalf of the Company.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE, THE REPORT OF THE AUDIT COMMITTEE ON PAGE 7, AND THE PERFORMANCE GRAPH ON PAGE 18 SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

COMPENSATION COMMITTEE REPORT ON COMPENSATION

     The Compensation Committee makes recommendations concerning salaries and compensation for employees of and consultants to Hemispherx. In general, the Compensation Committee seeks to link the compensation paid to each executive officer to the performance of such executive officer. Within these parameters, the executive compensation program attempts to provide an overall level of executive compensation that is competitive with companies of comparable size and with similar market and operating characteristics.

     The Company's policy is that executive compensation should be directly and materially related to the short-term and long-term operating performance and objectives of the Company. As such, the Compensation Committee has determined that compensation of executive officers should include a mixture of short and long range compensation elements which are intended to attract, motivate and retain competent executive personnel, increase executive ownership interests in the Company and improve operating performance of the Company.

     There are three elements in Hemispherx's executive compensation program, all determined by individual and corporate performance:

        o Base salary
        o Annual incentive
        o Long-term incentive

     BASE SALARY.

     In establishing base salary levels for individual executives, the Compensation Committee will consider factors such as the executive's scope of responsibility, current and future potential performance, and overall competitive positioning relative to comparable positions at other companies. The objective of the Company is to structure salaries that are competitive with those of similarly situated companies.

     The Summary Compensation Table shows amounts earned during 2000 by our executive officers. The base salary compensation for each of Dr. William A. Carter, Robert E. Peterson and Harris Freedman is set by the terms of the employment or engagement agreement entered into with each such executive officer. Hemispherx established the base salary for its Chief Executive Officer, Dr. William A. Carter under an employment agreement dated December 3, 1998, which provided for a base salary of $369,397 in 2000 and has a term running through May 8, 2004. Hemispherx also extended its engagement agreement with Robert E. Peterson, Chief Financial Officer, which provided for a base salary of $145,944 in 2000 and has a term running through December 31, 2002. Dr. Carter and Mr. Peterson's agreements provide for annual cost of living increases. Harris Freedman, our Vice President of Strategic Alliances, also entered into an engagement agreement in August 2000, which provides for a base salary of $10,000 each month that Mr. Freedman's services are used.

     ANNUAL INCENTIVES.

     Annual incentive bonus awards are granted from time to time to executives in recognition of their contributions to the Company's business and operations, as measured against competitors of the Company and the Company's internal budgets and operating plans.

     Under the terms of their respective agreements with the Company, our Chief Executive Officer and President, Dr. William A. Carter, and our Chief Financial Officer, Robert E. Peterson, are entitled to an annual incentive bonus as determined by the Compensation Committee based on such executive officer's performance during the previous calendar year. The cash bonus awarded to the Company's Chief Executive Officer in 2000 was determined based on provisions of his employment agreement.

     LONG-TERM INCENTIVES.

     The Company grants long-term incentive awards periodically to align a significant portion of the executive compensation program with shareholder interests over the long-term through encouraging and facilitating executive stock ownership. Executives are eligible to participate in the Company's incentive stock option plans. In 2000 the Compensation Committee did not approve or grant any options, warrants or other long-term incentive awards to any executive officers or directors.

     CHIEF EXECUTIVE OFFICER COMPENSATION.

     The Summary Compensation Table shows that during the year 2000 the Company's Chief Executive Officer and President, Dr. William A. Carter earned $369,397 in base compensation pursuant to the terms of his employment agreement. In addition, Dr. Carter was paid a bonus of $90,397 in accordance with the terms of his employment agreement. Dr. Carter's compensation in 2000 also includes funds previously paid by Hahnemann University where he served as a Professor until 1998. In 2000, Dr. Carter also received an aggregate of $65,000 in short term advances bearing interest at 6% per annum, of which the outstanding balance was repaid as of March 2, 2001.

     The Compensation Committee believes that Dr. Carter's total compensation is consistent with the median compensation for CEO's in comparable companies. Factors reviewed by the Compensation Committee's assessment of the Company's and the CEO's performance include individual performance, growth in revenue and expense management and implementation of the Company's business strategy.

     COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m).

     One of the factors the Compensation Committee considers in connection with compensation matters is the anticipated tax treatment to Hemispherx and to the executives of the compensation arrangements. The deductibility of certain types of compensation depends upon the timing of an executive's vesting in, or exercise of, previously granted rights. Moreover, interpretation of, and changes in, the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. Accordingly, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives.

          This report is submitted by the Compensation Committee of the
                         Company's Board of Directors.

                               Ransom W. Etheridge
                               Richard C. Piani

                       COMPARATIVE STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return for the Company's common stock since December 31, 1995 to the cumulative total returns of (i) the Standard & Poor's Smallcap 600 Index and (ii) a peer group index for the same period, assuming an investment of $100 in each of the Company's common stock, the Standard & Poor's Smallcap 600 Index and the peer group index.


                    [In the printed proxy statement a graph
                  appears depicting the following plot points]

                     ASSUMES $100 INVESTED ON JAN. 1, 1996
                         ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DEC. 31, 2000


                                                                  Indexed Returns
                                                                    Years Ending
                                    Base
Company Name/Index                  Period      Dec 96      Dec 97     Dec 98      Dec 99      Dec 00
------------------------------------------------------------------------------------------------------
Hemispherx Biopharma, Inc.           100        102.73      185.47     313.92      453.80       216.91
Peer Group                           100        143.26      166.24     177.49      196.38       304.57
S&P Smallcap 600 Index               100        121.12      152.11     150.12      168.74       187.35


Peer Group Companies:

      GILEAD SCIENCES INC.
      ISIS PHARMACEUTICALS INC.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth as of June 13, 2001, the number and percentage of outstanding shares of common stock beneficially owned by each of our directors and the Named Executives; and all of our officers and directors as a group. As of June 13, 2001, there were no persons, individually or as a group, known to Hemispherx to be deemed the beneficial owners of five percent or more of the issued and outstanding common stock.

OFFICERS, DIRECTORS AND                             SHARES                      % OF SHARES
PRINCIPAL STOCKHOLDERS                         BENEFICIALLY OWNED           BENEFICIALLY OWNED (1)
-------------------------------------------------------------------------------------------------
William A. Carter, M.D.                          4,082,143 (2)                     12.1
Robert E. Peterson                                 208,254 (3)                       *
Ransom Etheridge                                   112,316 (4)                       *
Harris Freedman                                  1,054,160 (5)                      3.4
Richard C. Piani                                   101,355 (6)                       *
William Mitchell, M.D.                              62,000 (7)                       *
David R. Strayer, M.D.                              82,746 (8)                       *
Josephine Dolhancryk                                82,924 (9)                       *
Carol Smith, Ph.D.                                  11,791 (10)                      *
All directors and executive officers as          5,797,689                         17.1
  a group (9 persons)

----------------------
* Less than 1%

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock which such person has the right to acquire within 60 days of June 13, 2001. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, Hemispherx believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of common stock which they beneficially own.

(2) Includes (i) an option to purchase 73,728 shares of common stock from Hemispherx at an exercise price of $2.71 per share and expiring on August 8, 2001, (ii) Rule 701 warrants to purchase 1,400,000 shares of common stock at a price of $3.50 per share, expiring on September 30, 2002; (iii) warrants to purchase 465,000 shares of common stock at $1.75 per share issued in connection with the 1995 Standby Financing Agreement and expiring on June 30, 2005; (iv) 340,000 common stock warrants exercisable at $4.00 per share and expiring on January 1, 2003; 170,000 common stock warrants exercisable at $5.00 per share and expiring on January 2, 2003; 25,000 warrants to purchase common stock at $6.50 per share and expiring on September 17, 2004; 25,000 warrants to purchase common stock at $8.00 per share and expiring on September 17, 2004; 100,000 warrants to purchase common stock at $6.25 per share and expiring on April 8, 2004, (v) 20,000 warrants to purchase common stock at $4.00 per share expiring January 1, 2003, (vi) 188,325 common stock warrants exercisable at $6.00 per share and expiring on February 22, 2006,
     (vii) 300,000 common stock warrants granted in 1998 that are exercisable at $6.00 per share and expire on January 1, 2006, and (viii) 975,090 shares of common stock. Does not include 188,325 common stock warrants granted in 2001 that have not vested.

(3) Includes (i) 27,754 options to purchase common stock at an average exercise price of $3.92 per share, expiring on July 17, 2003; (ii) warrants to purchase 50,000 shares of common stock at an exercise price of $3.50 per share, expiring on March 1, 2006; (iii) warrants to purchase 100,000 shares of common stock at $5.00 per share, expiring on April 14, 2006; (iv) 30,000 warrants to purchase common stock at $5.00 per share expiring on February 28, 2009 and (v) 500 shares of common stock.

(4) Includes (i) 20,000 warrants to purchase common stock at $4.00 per share, expiring on January 1, 2003; (ii) 31,800 Class A Warrants to purchase common stock at $4.00 per share, expiring on November 2, 2001; (iii) 25,000 warrants to purchase common stock at $6.50 per share and 25,000 warrants to purchase common stock at $8.00 per share, all expiring on September 12, 2004; and (iv) 10,516 shares of common stock.

(5) Includes (i) 62,000 shares of common stock held by Bridge Ventures, Inc., of which Mr. Freedman is an officer; (ii) 57,000 shares of common stock held by SMACS Holding Corp., of which Mr. Freedman is an officer; (iii) 40,000 shares of common stock, (iv) warrants to purchase 325,000 shares of common stock which are exercisable at $1.75 per share and expire on June 30, 2005, issued in connection with the 1995 Standby Financing Agreement owned of record by Bridge Ventures, Inc.; (v) 400,000 warrants issued under Rule 701 of the Securities Act to purchase common stock of Hemispherx at an exercise price of $3.50 and expiring on September 30, 2002; (vi) 95,160 warrants to purchase common stock exercisable at $3.50 per share, expiring on October 15, 2002; (vii) 50,000 warrants to purchase common stock at $4.00 per share, expiring on January 1, 2004; and (viii) 25,000 warrants to purchase common stock at $10.00 per share, expiring on January 1, 2003.

(6) Includes (i) options to purchase 4,608 shares of common stock at an exercise price of $4.34, expiring on December 11, 2002; (ii) 20,000 warrants to purchase common stock at $4.00 per share, (iii) warrants to purchase 25,000 shares of common stock at $6.50 per share; (iv) 25,000 warrants to purchase common stock at $8.00 per share, all expiring on September 17, 2004; (v) 8,847 shares of common stock owned by Mr. Piani;
     (vi) 12,900 shares of common stock owned jointly by Mr. and Mrs. Piani; and
     (vii) 5,000 shares of common stock owned by Mrs. Piani.

(7) Includes warrants to purchase 12,000 shares of common stock at $6.00 per share, expiring on August 25, 2001 and warrants to purchase 25,000 shares at $6.50 per share and 25,000 warrants to purchase common stock at $8.00 per share all expiring on September 17, 2004.

(8) Includes (i) stock options to purchase 20,000 shares of common stock at $3.50 per share; (ii) 50,000 warrants to purchase common stock at $4.00 per share; and (iii) 12,746 shares of common stock.

(9) Includes (i) options to purchase 461 shares of common stock at an exercise price of $3.80, expiring on February 13, 2002; (ii) options to purchase 359 shares of common stock $3.80 per share, expiring on May 5, 2002; (iii) 50,000 warrants to purchase common stock at an exercise price of $3.50 per share, expiring on March 1, 2006; (iv) 5,000 warrants to purchase common stock at $4.00 per share, expiring on June 7, 2003; (v) 7,104 options to purchase common stock at $3.50 per share expiring January 22, 2007; and
     (vi) 20,000 shares of common stock.

(10) Consists of 5,000 warrants to purchase common stock at $4.00 per share expiring June 7, 2003 and 6,791 stock options exercisable at $3.50 expiring January 22, 2007.

                                 PROPOSAL NO. 2
                      RATIFICATION OF SELECTION OF AUDITORS

     The firm of KPMG LLP audited the consolidated balance sheets of Hemispherx and its subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for each of the years in the three-year period ended December 31, 1999.

     KPMG LLP informed the Company on May 3, 2000 that the client-auditor relationship was ceased. On May 3, 2000, with the prior approval of the Board of Directors, the Company informed KPMG that the client-auditor relationship with the Company had ceased and on May 10, 2000 filed a Form 8-K with the SEC, which Form 8-K is hereby incorporated by reference and a copy of which is available, at no charge, from the Secretary.

     The reports of KPMG LLP on our financial statements for the years ended December 31, 1998 and December 31, 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the years ended December 31, 1998 and 1999 and, prior to the disengagement of KPMG LLP, we had no disagreements with KPMG LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

     On June 5, 2000, pursuant to a vote of the Board of Directors, the firm of BDO Seidman, LLP was selected to audit the financial statements of Hemispherx for the year ending December 31, 2000, which was ratified by the stockholders of the Company at its 2000 Annual Meeting of Stockholders.

     Upon the recommendation of its Audit Committee, the Board of Directors has appointed the firm of BDO Seidman, LLP, as independent accountants, to audit the financial statements of Hemispherx for the year ending December 31, 2001. Accordingly, the Board of Directors will offer the following resolution at the Annual Meeting.

          RESOLVED, that the appointment by the Board of Directors of BDO Seidman, LLP, independent public accountants, to audit the financial statements of Hemispherx for the year ending December 31, 2001 be, and hereby is, ratified and approved.

     All audit services provided by BDO Seidman, LLP are approved by the Audit Committee. During 2000, BDO Seidman, LLP performed certain non-audit services for the Company. A summary of the audit and non-audit fees paid to BDO Seidman, LLP in 2000 is as follows:

          AUDIT FEES - The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit and the reviews of the Company's financial statements for the year ending December 31, 2000 was approximately $151,265.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES - The Company did not retain BDO Seidman, LLP for professional services relating to financial information system design and implementation fees.

          ALL OTHER FEES - The aggregate fees billed to the Company by BDO Seidman, LLP for all other services, such as financings and taxes, was approximately $5,600.

     The Audit Committee has considered whether the provision by BDO Seidman, LLP of the non-audit services discussed above under "All Other Fees" is compatible with maintaining BDO Seidman LLP's independence and has concluded that providing such services is compatible with that firm's independence from the Company and its management.

     The Board of Directors considers BDO Seidman, LLP to be well qualified to serve as the independent public accountants of the Company. If, however, the shareholders do not ratify the appointment of BDO Seidman, LLP, the Board of Directors may, but is not required to, reconsider the appointment. It is anticipated that a representative of BDO Seidman, LLP will be present at the Annual Meeting and will be available to respond to appropriate questions. It is not anticipated that such representative will make a prepared statement at the meeting; however, the representative shall have the opportunity to do so.

     The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 2. Under Delaware law, there are no rights of appraisal or dissenter's rights, which arise as a result of a vote to ratify the selection of auditors.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF HEMISPHERX AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                     GENERAL

     Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of all directors nominated and FOR Proposal No. 2.

     The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                            By Order of the Board of Directors,


                                            /s/ RANSOM W. ETHERIDGE
                                            -----------------------------------
                                            Ransom W. Etheridge, Secretary

Philadelphia, Pennsylvania
July 17, 2001

                                    EXHIBIT A

                           HEMISPHERX BIOPHARMA, INC.
                             AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ/AMEX. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Executive Committee.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statement.

     4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     8.   Approve the fees to be paid to the independent auditor.

     9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

     10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommended that the Board replace the independent auditor.

     11. Review the significant reports to management prepared by the internal auditing department and management's responses.

     12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     13. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

     14. Obtain reports from management and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

     15. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     16. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

               a. Any difficulties encountered in the court of the audit work, including any restrictions on the scope of activities or access to required information.

               b. Any changes required in the planned scope of the internal audit.

               c. The internal audit department responsibilities, budget and staffing.

     17. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     18. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

     19. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     20. Meet at least annually with the chief financial officer, the independent auditor, and other involved parties in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

*This Charter was adopted by the Board of Directors on June 12, 2000.

                           HEMISPHERX BIOPHARMA, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                            FRIDAY, AUGUST 24, 2001

           THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints William A. Carter and Ransom W. Etheridge and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Schnader Harrison Segal & Lewis LLP, Suite 3600, 1600 Market Street, Philadelphia, Pennsylvania, Friday, August 24, 2001, at 10:00 a.m. local time and at any adjournment thereof, and to vote all of the shares of common stock of Hemispherx Biopharma, Inc. the undersigned would be entitled to vote if personally present, upon the following matters:

Please mark boxes in blue or black ink.

1.  Proposal No. 1--Election of Directors.

    Nominees: William A. Carter, Richard C. Piani, Ransom W. Etheridge and William M. Mitchell.

  / / For All Nominees (except as marked to the contrary below) / / Authority Withheld as to All Nominees

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME)

     William A. Carter     Richard C. Piani    Ransom W. Etheridge    William M.
Mitchell

2. Proposal No. 2--Ratification of the selection of BDO Seidman, LLP, as the independent auditors of Hemispherx Biopharma, Inc. for the year ending December 31, 2001.

            / /  For            / /  Against            / /  Abstain

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. THE BOARD RECOMMENDS A VOTE "FOR" ITEMS NOS. 1 AND 2. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF WILLIAM A. CARTER, RICHARD C. PIANI, RANSOM W. ETHERIDGE AND WILLIAM M. MITCHELL AS DIRECTORS, FOR PROPOSAL NO. 2 AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

                                                Please date, sign as name
                                            appears at left, and return
                                            promptly. If the stock is
                                            registered in the name of two
                                            or more persons, each should
                                            sign. When signing as
                                            Corporate Officer, Partner,
                                            Executor, Administrator,
                                            Trustee, or Guardian, please
                                            give full title. Please note
                                            any change in your address
                                            alongside the address as it
                                            appears in the Proxy.

                                       Dated: __________________________________
                                            _____________________________
                                                        Signature
                                            _____________________________
                                                      (Print Name)

     SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE